THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy III
American Legacy III View

Lincoln Life Variable Annuity Account N
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (L Share)

Supplement dated October 5, 2009 to the May 1, 2009 prospectus

This supplement outlines an update to the May 1, 2009 prospectus for your variable annuity contract.  It is for informational purposes and requires no action on your part.

The paragraph titled “Deductions for Premium Taxes” in the Charges and Other Deductions section of your prospectus is replaced with the following disclosure:

Deductions for Premium Taxes.  Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Please retain this supplement for future reference.